Exhibit 10.04

Commitment Letter Regarding Fraudulent Issuance of Listed Shares
Given that ACM Research (Shanghai), Inc. (hereinafter referred to as the “company”) intends to apply for an initial public offering of shares and be listed on the Science and Technology Board (hereinafter referred to as “this issuance and listing”), the company as well as the controlling shareholder and actual controller of the company make the following commitment:
1. Ensure that the company does not have any fraudulent issuance in this issuance and listing.
2. If the company does not meet the conditions for issuance and listing, deceives the issuance registration through fraudulent means and the issuance and listing have already taken place, the company as well as the controlling shareholder and actual controller of the company will initiate the share repurchase process within 5 working days after the China Securities Regulatory Commission and other competent authorities have confirmed and which has become effective (if a lawsuit is involved, the final judgment of the judicial authority shall prevail), and repurchase all new shares of the company’s public offering this time. The specific responsibility for repurchase shall be subject to the final determination by the competent authority such as the China Securities Regulatory Commission.

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(There is no text on this page, it is the signature page of the Commitment Letter Regarding Fraudulent Issuance of Listed Shares)

/s/ ACM Research (Shanghai), Inc.

Regarding ACM Research (Shanghai), Inc.

(seal)

Date: Year Month Day

(There is no text on this page, it is the signature page of the Commitment Letter Regarding Fraudulent Issuance of Listed Shares)

ACM RESEARCH, INC.

Signature: /s/ Hui Wang

Name: HUI WANG

Title: Authorized representative

Date: Year Month Day

(There is no text on this page, it is the signature page of the Commitment Letter Regarding Fraudulent Issuance of Listed Shares)

/s/ Hui Wang

HUI WANG

Date: Year Month Day

Attachment: Legal requirements
1.  Article 93 of the Guidelines for Contents and Formats of Information Disclosure by Companies Offering Securities to the Public No. 41 - Prospectus of Science and Technology Board Companies: The issuer shall fully disclose the important commitments made by the issuer, shareholders, actual controllers, directors, supervisors, senior management personnel, core technical personnel of the issuer, and the sponsors and securities service institutions of this issuance, constraining measures for the failure to fulfill the commitments, as well as the performance of commitments that have triggered the fulfillment of conditions. Commitments mainly include:
(1) Restrictions on the sale of shares held by shareholders before the issuance, voluntary lock-up of shares, extension of lock-up period, and shareholders’ intent to hold and reduce holdings;
(2) Measures and commitments to stabilize stock prices;
(3) Measures and commitments for share repurchase and share buyback;
(4) Commitment to buy back shares with respect to fraudulent issuance and listing;
(5) Measures and commitments to make up for the diluted immediate returns;
(6) Commitment of profit distribution policy;
(7) Commitment to bear compensation or liability for compensation according to law;
(8) Other commitments.
2.  “Notice on Matters Concerning Effectively Improving the Quality of Prospectus (Application Draft) and the Quality of Inquiry Responses” 6 of the Shanghai Stock Exchange Science and Technology Board Listing Review Center regarding investor protection (commitment to fraudulent issue of share buybacks): 20. Sponsoring organizations are asked to urge issuers and their controlling shareholders and actual controllers, in accordance with Article 68 of the Administrative Measures on the Initial Public Offering of Stocks of Science and Technology Board (Trial)”, to clarify the initiation of the share repurchase procedures within 5 working days after the company, its controlling shareholder and actual controller are confirmed by the competent authority such as the China Securities Regulatory Commission when the company is found to have made fraudulent issuance, and to make a commitment to buy back all the new shares of the company’s public offering; if there is a placement of old shares, the shareholders implementing the placement shall also commit to repurchase the original restricted shares that have been transferred.